SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)          March 12, 2002
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                            MISSISSIPPI POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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     Mississippi                      0-6849                   64-0205820
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 (State or other jurisdiction   (Commission File   (IRS Employer Identification
     of incorporation)             Number)                        No.)


            2992 West Beach, Gulfport, Mississippi                    39501
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           (Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code             (228) 864-1211
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
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                On March 12, 2002, Mississippi Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale of $80,000,000 aggregate principal amount of its Series D Floating Rate Senior Notes due March 12, 2004. Said Notes were registered under the Securities Act o 1933, as amended, pursuant to the shelf registration statement (Registration Statement Nos. 333-45069, 333-45069-01 and 333-45069-02) of the Company.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
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          (c) Exhibits.

            1 Underwriting Agreement for the purchase of $80,000,000 aggregate principal amount of Series D Floating
                   Rate Senior Notes due March 12, 2004, dated March 12, 2002, among the Company and Lehman Brothers Inc.
                   and Banc One Capital Markets, Inc. as the Underwriters.

            4.2 Fourth Supplemental Indenture to Senior Note Indenture dated as of March 22, 2002, providing for the issuance of the Company's Series D Floating Rate Senior Notes due March 12, 2004.

            4.9 Form of Series D Floating Rate Senior Note due March 12, 2004 (included in Exhibit 4.2 above).

           12.1    Computation of ratio of earnings to fixed charges.

           12.2 Computation of ratio of earnings to fixed charges plus preferred dividend requirement.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:     March 22, 2002             MISSISSIPPI POWER COMPANY


                                     By  /s/Wayne Boston
                                         Wayne Boston
                                       Assistant Secretary